

SHORT-TERM
INVESTMENTS CO.
                            Prospectus
------------------------------------------------------------------------------------------------------------------------------------
LIQUID ASSETS                 The Liquid Assets Portfolio (the "Portfolio") is a money market fund whose
PORTFOLIO                   investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The Portfolio seeks
PRIVATE                     to achieve its objective by investing in high quality money market instruments
INVESTMENT                  such as U.S. Government obligations, bank obligations, commercial instruments
CLASS                       and repurchase agreements.

DECEMBER 30, 1996             The Portfolio is a series portfolio of Short-Term Investments Co. (the
                            "Fund"), an open-end diversified series management investment company. This
                            Prospectus relates solely to the Private Investment Class of the Portfolio, a class of shares designed to be a convenient and economical vehicle in which institutions can invest short-term cash reserves.

                              The Fund also offers shares of other classes of the Portfolio pursuant to separate prospectuses: the Institutional Class, the Cash Management Class and
                            the MSTC Cash Reserves Class, as well as shares of classes of another portfolio, the Prime Portfolio.

                              THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
                            EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
                            AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                            ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                            A CRIMINAL OFFENSE.

                              THIS PROSPECTUS SETS FORTH BASIC INFORMATION THAT A PROSPECTIVE INVESTOR
                            SHOULD KNOW BEFORE INVESTING IN SHARES OF THE PRIVATE INVESTMENT CLASS OF THE
                            PORTFOLIO AND SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF
                            ADDITIONAL INFORMATION DATED DECEMBER 30, 1996, HAS BEEN FILED WITH THE UNITED
                            STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND IS HEREBY
                            INCORPORATED BY REFERENCE. FOR A COPY OF THE STATEMENT OF ADDITIONAL
                            INFORMATION WITHOUT CHARGE, WRITE TO THE ADDRESS BELOW OR CALL (800) 877-7748.
                            THE SEC MAINTAINS A WEB SITE AT HTTP://WWW.SEC.GOV THAT CONTAINS THE STATEMENT
                            OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER
                            INFORMATION REGARDING THE FUND.

                              THE PORTFOLIO'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
                            ENDORSED BY, ANY BANK, AND THE PORTFOLIO'S SHARES ARE NOT FEDERALLY INSURED OR
                            GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION,
                            THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT
                            THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER
[LOGO APPEARS HERE]         SHARE. SHARES OF THE PORTFOLIO INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE
Fund Management Company     LOSS OF PRINCIPAL.

11 Greenway Plaza
Suite 1919
Houston, TX 77046-1173
(800) 877-7748


                                    SUMMARY

THE PORTFOLIO AND ITS INVESTMENT OBJECTIVE

  The Fund is an open-end diversified series management investment company. Pursuant to this Prospectus, the Fund offers shares of the Private Investment Class (the "Class") of the Portfolio at net asset value. The Portfolio is a money market fund which invests in money market instruments, such as U.S. Government Agencies obligations, bank obligations, commercial instruments and repurchase agreements. The investment objective of the Portfolio is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

  Pursuant to separate prospectuses, the Fund also offers shares of other classes of common stock of the Fund representing interests in the Portfolio. Such classes have different distribution arrangements and are designed for institutional and other categories of investors. The Fund also offers shares of classes of another portfolio, the Prime Portfolio, each pursuant to a separate prospectus. Such classes have different distribution arrangements and are designed for institutional and other categories of investors. The portfolios of the Fund are referred to collectively as "Portfolios."

INVESTORS IN THE CLASS

  The Class is designed to be a convenient and economical vehicle in which institutions, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or other similar capacity, can invest short-term cash reserves. Although shares of the Class may not be purchased by individuals directly, institutions may purchase shares for accounts maintained for individuals. See "Suitability for Investors."

PURCHASE OF SHARES

  Shares of the Class are sold at net asset value without a sales charge. The minimum initial investment in the Class is $10,000. There is no minimum amount for subsequent investments. Payment for shares of the Class purchased must be in federal funds or other funds immediately available to the Portfolio. See "Purchase of Shares."

REDEMPTION OF SHARES

  Redemptions may be made without charge at net asset value. Payment for redeemed shares of the Class for which redemption orders have been received prior to 4:00 p.m. Eastern Time will normally be made in federal funds on the same day. See "Redemption of Shares."

DIVIDENDS

  The net income of the Portfolio is declared as a dividend daily to shareholders of record immediately after 4:00 p.m. Eastern Time. Dividends are paid monthly by check or wire transfer unless the shareholder has previously elected to have such dividends automatically reinvested in additional shares of the Class. Information concerning the amount of the dividends declared on any particular day will normally be available by 5:00 p.m. Eastern Time on that day. See "Dividends."

CONSTANT NET ASSET VALUE

  The Portfolio uses the amortized cost method of valuing its portfolio securities and rounds its per share net asset value to the nearest whole cent. Accordingly, the Fund intends to maintain the net asset value per share of the Portfolio at $1.00. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. See "Net Asset Value."

INVESTMENT ADVISOR

  A I M Advisors, Inc. ("AIM") serves as the Portfolio's investment advisor and receives a fee based on the Portfolio's average daily net assets. AIM is primarily engaged in the business of acting as manager or advisor to investment companies. Under an

Administrative Services Agreement, AIM may be reimbursed by the Fund for its costs of performing certain accounting and other administrative services for the Fund. See "Management of the Fund--Investment Advisor" and "-- Administrator."

  On November 4, 1996, A I M Management Group Inc. ("AIM Management") announced that it had entered into an Agreement and Plan of Merger among INVESCO plc, INVESCO Group Services Inc. and AIM Management, pursuant to which AIM Management will be merged with INVESCO Group Services Inc. Subject to a number of conditions being met, it is currently anticipated that the transaction will occur in the early part of 1997. The Fund's investment advisor, AIM, is a wholly-owned subsidiary of AIM Management.

  The proposed transaction may be deemed to cause an "assignment" (as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act")) of the investment advisory agreement between the Fund and AIM. Under the 1940 Act and the investment advisory agreement, an assignment results in the automatic termination of the investment advisory agreement. On December 11, 1996, the Board of Directors of the Fund approved a new investment advisory agreement, subject to shareholder approval, between AIM and the Fund with respect to the Portfolio. Shareholders will be asked to approve the proposed advisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board of Directors has also approved a new administrative services agreement with AIM and a new distribution agreement with Fund Management Company. There are no material changes to the terms of the new agreements, including the fees payable by the Portfolio. No change is anticipated in the investment advisory or other personnel responsible for the Portfolio as a result of these new agreements.

  The Board of Directors has approved these new agreements because the Portfolio's corresponding existing agreements will terminate upon the consummation of the proposed merger of AIM Management, the parent of AIM, into a subsidiary of INVESCO plc. INVESCO plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. It is contemplated that the merger will occur on February 28, 1997. Provided that the Portfolio's shareholders approve the new advisory agreement at the Annual Meeting and the merger is consummated, the new advisory agreement with respect to the Portfolio, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing of the merger.

DISTRIBUTOR AND DISTRIBUTION PLAN

  Fund Management Company ("FMC") acts as the exclusive distributor of the shares of the Class. Pursuant to the Distribution Plan, the Fund may pay up to
 .50% of the average daily net assets of the Portfolio attributable to the shares of the Class to FMC as well as certain broker-dealers or other financial institutions as compensation for distribution-related services. See "Purchase of Shares" and "Management of the Fund--Distribution Plan."

SPECIAL CONSIDERATIONS

  The Portfolio may borrow money and enter into reverse repurchase agreements. The Portfolio may invest in certificates of deposit and time deposits of foreign branches of major domestic banks and in repurchase agreements. The Portfolio may purchase delayed delivery or when-issued securities. Accordingly, an investment in the Portfolio may entail somewhat different risks from an investment in an investment company that does not engage in such practices. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. See "Investment Program."

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK and AIM Institutional Funds are registered service marks and La Familia AIM de Fondos and La Familia AIM de Fondos and Design are service marks of A I M Management Group Inc.

                           TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor understand the various costs and expenses that an investor in the Portfolio will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES--PRIVATE INVESTMENT CLASS*
 Maximum Sales Load Imposed on Purchases (as a percentage of offering price)................................................................. None
 Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)........................................................ None
 Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as applicable).................................... None
 Redemption Fees (as a percentage of amount redeemed, if applicable)..... None
 Exchange Fee............................................................ None
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
ASSETS)--PRIVATE INVESTMENT CLASS**
 Management Fees (after waivers)......................................... 0.02%
 12b-1 Fees (after waivers)***........................................... 0.30%
 Other Expenses (estimated).............................................. 0.03%
                                                                          ----
 Total Operating Expenses--Private Investment Class...................... 0.35%
                                                                          ====

------
* Beneficial owners of shares of the Class should consider the effect of any charges imposed by their bank or other financial institution for various services.
** The fees and expenses set forth in the tables are based on estimated average net assets of the Class' and current fee waivers. Had there been no waivers, Management Fees, 12b-1 Fees and Total Operating Expenses would be 0.15%, 0.50% and 0.68% respectively.
*** As a result of 12b-1 fees, a long-term shareholder of the Class may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of the National Association of Securities Dealers, Inc.

EXAMPLE

  An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

      1 year........................................................... $ 4
      3 years.......................................................... $11

  The Fee Table is designed to assist an investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" below.) Management fees, 12b-1 fees and other expenses have been estimated and reflect current fee waivers. Thus, actual expenses may be greater or less than such estimates. There can be no assurance that future waivers of fees (if any) will not vary from the figures reflected in the Table of Fees and Expenses. To the extent any service providers assume expenses of the Class, such assumption of expenses will have the effect of lowering the Class' overall expense ratio and increasing its yield to investors. Beneficial owners of shares of the Class should also consider the effect of any charges imposed by the institution maintaining their accounts.

  The example in the Table of Fees and Expenses assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Portfolio Operating Expenses--Private Investment Class" remain the same in the years shown.

  THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE AN ACCURATE REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

  Shown below are the per share data, ratios and supplemental data (collectively, "data") for the period February 16, 1996 (date operations commenced) through August 31, 1996. The data has been audited by KPMG Peat Marwick LLP, independent auditors, whose report on the financial statements and the related notes appears in the Statement of Additional Information.

                                                               FEBRUARY 16, 1996
                                                                 (COMMENCEMENT
                                                               OF OPERATIONS) TO
                                                                AUGUST 31, 1996
                                                               -----------------
Net asset value, beginning of period..........................      $  1.00
Income from investment operations:
  Net investment income.......................................         0.03
                                                                    -------
Less distributions:
  Dividends from net investment income........................        (0.03)
                                                                    -------
Net asset value, end of period................................      $  1.00
                                                                    =======
Total return..................................................         5.10%(a)
                                                                    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)......................      $44,981
                                                                    =======
Ratio of expenses to average net assets.......................         0.32%(b)
                                                                    =======
Ratio of net investment income to average net assets..........         5.04%(b)
                                                                    =======

(a) Annualized.
(b) After waiver of advisory fees, distribution fees and expense reimbursements. Ratios are annualized and based on average net assets of $33,852,756. Annualized ratios of expenses and net investment income to average net assets prior to waivers and reimbursements were 0.69% and 4.67%, respectively.

                           SUITABILITY FOR INVESTORS

  The Class is intended for use primarily by institutions, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or other similar capacity. It is designed to be a convenient and economical vehicle in which such institutions can invest short-term cash reserves. Shares of the Class may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Prospective investors should determine if an investment in the Class is consistent with the objectives of an account and with applicable state and federal laws and regulations.

  An investment in the Class may relieve the institution of many of the investment and administrative burdens encountered when investing in money market instruments directly. These include: selection of portfolio investments; surveying the market for the best price at which to buy and sell securities; valuation of portfolio securities; selection and scheduling of maturities of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping. It is anticipated that most investors will perform their own sub-accounting. To assist these institutions, information concerning the dividends declared by the Portfolio on any particular day will normally be available by 5:00 p.m. Eastern Time on that day. Sub-accounting services may be arranged through the Fund for shareholders who prefer not to perform such services.

                               INVESTMENT PROGRAM

  The investment objective of the Portfolio is deemed to be a matter of fundamental policy that may not be changed without the approval of a majority of the Portfolio's shares. The Board of Directors of the Fund reserves the right to change any of the investment policies, strategies or practices of the Portfolio, as described in this Prospectus and the Statement of Additional Information without shareholder approval, except in those instances where shareholder approval is expressly required.

INVESTMENT OBJECTIVE

  The investment objective of the Portfolio is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The Portfolio seeks to achieve its objective by investing in a diversified portfolio of high quality U.S. dollar-denominated money market instruments and other similar instruments with maturities of 397 days or less from the date of purchase. The Portfolio will maintain a weighted average maturity of 90 days or less.

INVESTMENT POLICIES

  The Portfolio may invest in a broad range of U.S. Government and foreign government obligations, taxable municipal securities, and bank and commercial instruments that may be available in the money markets. Such obligations include U.S. Treasury obligations and repurchase agreements. The Portfolio intends to invest in bankers' acceptances, certificates of deposit, time deposits and commercial paper, and U.S. Government direct obligations and U.S. Government agencies securities. Certain U.S. Government obligations with floating or variable interest rates may have longer maturities. Commercial obligations may include both domestic and foreign issuers that are U.S. dollar-denominated. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. These instruments, which are collectively referred to as "Money Market Obligations," are briefly described below.

  The Portfolio will limit investments in Money Market Obligations to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Generally, "First Tier" securities are securities that are rated in the highest rating category by two nationally recognized statistical rating organizations ("NRSROs"), or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Fund's Board of Directors) to be of comparable quality to a rated security that meets the foregoing quality standards.

  The Portfolio will not invest more than 10% of its net assets in illiquid securities.

  In managing the Portfolio's investments, AIM may indicate to dealers or issuers its interest in acquiring certain securities for the Portfolio for settlement beyond a customary settlement date thereafter. In some cases, the Portfolio may agree to purchase such securities at stated prices and yields. (In such cases, these securities are considered "delayed delivery" securities when traded in the secondary market or "when-issued" securities if they are an initial issuance of securities.) Since this is done to facilitate the acquisition of portfolio securities and is not for the purpose of investment leverage, the amount of delayed delivery or when-issued securities involved may not exceed the estimated amount of funds available for investment on the settlement date. Until the settlement date, assets of the Portfolio with a dollar value sufficient at all times to make payment for the delayed delivery or when-issued securities will be set aside in a segregated account. (The total amount of assets in the segregated account may not exceed 25% of the Portfolio's total assets.) The delayed delivery securities, which will not begin to accrue interest until the settlement date, and the when-issued securities will be recorded as an asset of the Portfolio and will be subject to the risks of market value fluctuations. The purchase price of the delayed delivery or when-issued securities will be recorded as a liability of the Portfolio until settlement. AIM may also transact sales of securities on a "forward commitment" basis. In such a transaction, AIM agrees to sell portfolio securities at a future date at specified prices and yields. Securities subject to sale on a forward commitment basis will continue to accrue interest until sold and will be subject to the risks of market value fluctuations. Absent extraordinary circumstances, the Portfolio's right to acquire delayed delivery and when-issued securities or its obligation to sell securities on a forward-commitment basis will not be divested prior to the settlement date.

  The Portfolio may invest up to 100% of its total assets in obligations issued by banks. While the Portfolio will limit its investments in bank instruments to U.S.dollar-denominated obligations, it may invest in Eurodollar obligations (i.e., U.S. dollar-denominated obligations issued by a foreign branch of a domestic bank), Yankee dollar obligations (i.e., U.S. dollar-denominated obligations issued by a domestic branch of a foreign bank) and obligations of foreign branches of foreign banks, including time deposits. The Portfolio will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation upon the Portfolio's investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligation is unconditionally liable in the event that the foreign branch for any reason fails to pay on the Eurodollar obligation; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks.

  The Portfolio may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks having total assets of $5 billion as of the date of their most recently published financial statements. Accordingly, an investment in the Portfolio may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, the possible imposition of foreign country withholding taxes on interest income payable on Eurodollar CDs or Eurodollar time deposits, and the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on Eurodollar CDs and Eurodollar time deposits.

  The Portfolio may also lend its portfolio securities in amounts up to 33 1/3% of its total assets to financial institutions in accordance with the investment restrictions of the Portfolio. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

DESCRIPTION OF MONEY MARKET OBLIGATIONS

  The following list does not purport to be an exhaustive list of all Money Market Obligations, and the Portfolio reserves the right to invest in Money Market Obligations other than those listed below:

  U.S. GOVERNMENT DIRECT OBLIGATIONS--These are bills, notes, and bonds issued by the U.S. Treasury.

  U.S. GOVERNMENT AGENCIES SECURITIES--Certain federal agencies (such as the Federal National Mortgage Association, the Small Business Administration and the Resolution Trust Corporation) have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are (a) backed by the full faith and credit of the United States, (b) guaranteed by the U.S. Treasury or (c) supported by the issuing agencies' right to borrow from the U.S. Treasury.

  FOREIGN GOVERNMENT OBLIGATIONS--These are U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by AIM to be of comparable quality to the other obligations in which the Portfolio may invest. These obligations are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. Such securities also include debt obligations of supranational entities. Such debt obligations are ordinarily backed by the full faith and credit of the entities that issue them. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of supranational entities include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Portfolio's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

  BANKERS' ACCEPTANCES--A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. These instruments generally mature in six months or less.

  CERTIFICATES OF DEPOSIT--A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity.

  TIME DEPOSITS--A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

  EURODOLLAR OBLIGATIONS--A Eurodollar obligation is a U.S. dollar-denominated obligation issued by a foreign branch of a domestic bank.

  YANKEE DOLLAR OBLIGATIONS--A Yankee dollar obligation is a U.S. dollar-denominated obligation issued by a domestic branch of a foreign bank.

  SHORT AND MEDIUM TERM NOTES--Short and medium term notes are obligations that have fixed coupons and maturities that can be targeted to meet investor requirements. They are issued in the capital markets either publicly under a shelf registration pursuant to Rule 415 promulgated by the SEC, or privately without such a registration.

  COMMERCIAL PAPER--Commercial paper is a term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

  MASTER NOTES--Master notes are unsecured demand notes that permit investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Portfolio. The interest rate on a master note may (a) fluctuate based upon changes in specified interest rates, (b) be reset periodically according to a prescribed formula or (c) be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note on relatively short notice.

  REPURCHASE AGREEMENTS--A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed-upon time and price, thereby determining the yield during the Portfolio's holding period. Repurchase transactions are limited to a term not to exceed 365 days. The Portfolio may enter into repurchase agreements only with institutions believed by the Fund's Board of Directors to present minimal credit risk. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the seller's failure to repurchase the obligation in accordance with the terms of the agreement), the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act. Repurchase agreements will be secured by U.S. Treasury securities, U.S. Government agency securities (including, but not limited to, those which have been stripped of their interest payments and mortgage-backed securities) and commercial paper. For additional information on the use of repurchase agreements, see the Statement of Additional Information.

  BORROWING MONEY/REVERSE REPURCHASE AGREEMENTS--Reverse repurchase agreements involve the sale by the Portfolio of a portfolio security at an agreed-upon price, date and interest payment. The Portfolio will borrow money or enter into reverse repurchase agreements solely for temporary or defensive purposes to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests should they occur. Reverse repurchase transactions are limited to a term not to exceed 92 days. The Portfolio will use reverse repurchase agreements when the interest income to be earned from the securities that would otherwise have to be liquidated to meet redemption requests is greater than the interest expense of the reverse repurchase transaction. The Portfolio may enter into reverse repurchase agreements in amounts not exceeding 10% of the value of its total assets. Reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio in lieu of liquidation may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. The risk, if encountered, could cause a reduction in the net asset value of the Portfolio's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

INVESTMENT RESTRICTIONS

  The Portfolio's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in specified types of securities or engaging in certain transactions and to limit the amount of the Portfolio's assets which may be concentrated in any specific industry or issuer. The most significant of these restrictions provide that the Portfolio will not:

    1) concentrate 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and bank instruments such as CDs, bankers' acceptances, time deposits and bank repurchase agreements;

    2) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as amended from time to time; or

    3) borrow money or issue senior securities except (a) for temporary or emergency purposes (e.g., in order to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests), the Portfolio may borrow money from banks or obtain funds by entering into reverse repurchase agreements, and (b) to the extent that entering into commitments to purchase securities in accordance with the Portfolio's investment program may be considered the issuance of senior securities. The Portfolio will not purchase portfolio securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

  The Portfolio's investment objective and the three investment restrictions set forth above (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of a majority of the outstanding shares of the Portfolio.

  The Board of Directors has unanimously approved the elimination of and changes to certain fundamental investment policies of the Portfolio, subject to shareholder approval. Shareholders will be asked to approve these changes at the Annual Meeting. If approved, they will become effective on March 1, 1997.

  The Portfolio is currently generally prohibited from investing in other investment companies. The Board of Directors has approved the elimination of this prohibition, and the amendment to another fundamental investment policy that corresponds to the proposed elimination. The elimination of the fundamental investment policy that prohibits the Portfolio from investing in other investment companies and the proposed amendment to the corresponding fundamental investment policy would permit investment in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  Reference is made to Investment Restriction No. 2, listed above, which will read as follows:

    (2) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as amended from time to time, and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

  In addition to the restrictions described herein, the Portfolio must also comply with the requirements of Rule 2a-7 under the 1940 Act, which govern the operations of money market funds, and which may be more restrictive than the policies described herein. The SEC has proposed certain changes to Rule 2a-7. While such proposed changes may have a prospective impact on the investments of the Portfolio, the Portfolio anticipates no difficulty in complying with any proposed change if adopted by the SEC. A description of further investment restrictions applicable to the Portfolio is contained in the Statement of Additional Information.

                               PURCHASE OF SHARES

  Shares of the Class are sold on a continuing basis at their net asset value next determined after an order has been received by the Portfolio. As discussed below, the Fund reserves the right to reject any purchase order. Although there is no sales charge imposed on the purchase of shares of the Class, banks and other institutions may charge a recordkeeping, account maintenance or other fee to their customers. Beneficial holders of shares of the Class should consult with the institutions maintaining their accounts to obtain a schedule of applicable fees. To facilitate the investment of proceeds of purchase orders, investors are urged to place their orders as early in the day as possible. Purchase orders will be accepted for execution on the day the order is placed, provided that the order is properly submitted and received by the Portfolio prior to 4:00 p.m. Eastern Time on a business day of the Portfolio. Purchase orders received after such time will be processed at the next day's net asset value. Following the initial investment, subsequent purchases of shares of the Class may also be made via AIM LINK(Registered Trademark), a personal computer application software product. Shares of the Class will earn the dividend declared on the effective date of purchase.

  A "business day of the Portfolio" is any day on which both the Federal Reserve Bank of New York and The Bank of New York, the Fund's custodian bank, are open for business. It is expected that the Federal Reserve Bank of New York and The Bank of New York will be closed during the next twelve months on Saturdays and Sundays and on observed holidays of New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

  Subject to the conditions stated above and the Portfolio's right to reject any purchase order, orders will be accepted (a) when payment for the shares of the Class purchased is received by The Bank of New York, the Portfolio's custodian bank, in the form described below and notice of such order is provided to the Portfolio's transfer agent or (b) at the time the order is placed, if the Portfolio is assured of payment.

  Payment for shares of the Portfolio purchased must be in the form of federal funds or other funds immediately available to the Portfolio. Federal Reserve wires should be sent as early as possible in order to facilitate crediting to the shareholder's account. Any funds received with respect to an order which is not accepted by the Portfolio and any funds received for which an order has not been received will be returned to the sending institution. An order to purchase shares of the Class must specify that the "Private Investment Class of the Liquid Assets Portfolio" is being purchased; otherwise, any funds received will be returned to the sending institution.

  The minimum initial investment in the Class is $10,000. Institutions may be requested to maintain separate master accounts in the shares of the Class held by the institution (a) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (b) for accounts for which the institution acts in some other capacity. An institution's master account(s) and sub-accounts with the Class may be aggregated for the purpose of the minimum investment requirement. No minimum amount is required for subsequent investments in the Portfolio nor are minimum balances required. Prior to the initial purchase of shares of the Class, an Account Application must be completed and sent to A I M Institutional Fund Services, Inc. ("Transfer Agent" or "AIFS") at 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173. Account Applications may be obtained from AIFS. Any changes made to the information provided in the Account Application must be made in writing or by completing a new form and providing it to AIFS.

  Banks will be required to certify to the Fund that they comply with applicable state law regarding registration as broker-dealers, or that they are exempt from such registration.

  In the interest of economy and convenience, certificates representing shares of the Class will not be issued except upon written request to the Fund. Certificates (in full shares only) will be issued without charge and may be redeposited at any time.

  The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order.

                              REDEMPTION OF SHARES

  A shareholder may redeem any or all of its shares of the Class at the net asset value next determined after receipt of the redemption request in proper form by the Portfolio. Redemption requests with respect to the Class may also be made via AIM LINK--Registered Trademark--. Normally, the Fund intends to maintain the net asset value per share of the Portfolio at $1.00 per share. See "Net Asset Value." Redemption requests with respect to shares of the Class for which certificates have not been issued are normally made by calling the Fund.

  Payment for redeemed shares of the Class is normally made by Federal Reserve wire to the commercial bank account designated in the shareholder's Account Application, but may be remitted by check upon request by a shareholder. If a redemption request is received by AIFS prior to 4:00 p.m. Eastern Time on a business day of the Portfolio, the redemption will be effected at the net asset value next determined on such day and the shares of the Portfolio to be redeemed will not receive the dividend declared on the effective date of the redemption. If a redemption request is received by AIFS after 4:00 p.m. Eastern Time or on other than a business day of the Portfolio, the redemption will be effected at the net asset value of the Portfolio determined as of 4:00 p.m. Eastern Time on the next business day of the Portfolio, and the proceeds of such redemption will normally be wired on the effective day of the redemption.

  A shareholder may change the bank account designated to receive redemption proceeds by written notice to the Portfolio. The authorized signature on the notice must be guaranteed by a commercial bank or a trust company. Additional documentation may be required when deemed appropriate by the Fund or the Transfer Agent.

  Shareholders may request a redemption by telephone. The Transfer Agent and FMC will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmations promptly after the transaction.

  Payment for shares of the Class redeemed by mail and payment for telephone redemptions in amounts under $1,000 will be made by check mailed within seven days after receipt of the redemption request in proper form. The Portfolio may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the Portfolio's best interest to do so.

  The shares of the Portfolio are not redeemable at the option of the Portfolio unless the Board of Directors of the Fund determines in its sole discretion that failure to so redeem may have materially adverse consequences to the shareholders of the Portfolio.

                                   DIVIDENDS

  Dividends from the net income of the Portfolio are declared daily to shareholders of record of the Class immediately after 4:00 p.m. Eastern Time on the day of declaration. Net income for dividend purposes is determined daily as of 4:00 p.m. Eastern Time. The dividend accrued and paid for the Class will consist of (a) income of the Portfolio, the allocation of which is based upon the Class' pro rata share of the total outstanding shares representing an interest in the Portfolio, less (b) Fund expenses, such as custodian fees, directors' fees, accounting and legal expenses, based upon the Class' pro rata share of the net assets of the Portfolio, less (c) expenses directly attributable to the Class, such as distribution expenses, if any, and transfer agency fees. Although realized gains and losses on the assets of the Portfolio are reflected in the net asset value of the Portfolio, they are not expected to be of an amount which would affect the Portfolio's net asset value of $1.00 per share for purposes of purchases and redemptions. See "Net Asset Value." Distributions from net realized short-term gains may be declared and paid yearly or more frequently. See "Taxes." The Portfolio does not expect to realize any long-term capital gains or losses.

  All dividends declared during a month will normally be paid by wire transfer. Payment will normally be made on the first business day of the following month. A shareholder may elect to have all dividends automatically reinvested in additional full and fractional shares of the Portfolio at the net asset value of such shares as of 4:00 p.m. Eastern Time on the last business day of the month. Such election, or any revocation thereof, must be made in writing by the shareholder to AIFS at 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173 and will become effective with dividends paid after its receipt by AIFS. If a shareholder redeems all the shares in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption.

  The Portfolio uses its best efforts to maintain the net asset value per share of the Portfolio at $1.00 for purposes of sales and redemptions. See "Net Asset Value." Should the Fund incur or anticipate any unusual expense, loss or depreciation which could adversely affect the income or net asset value of the Portfolio, the Fund's Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, under such unusual circumstances the Board of Directors might reduce or suspend the daily dividend in order to prevent to the extent possible the net asset value per share of the Portfolio from being reduced below $1.00. Thus, such expenses, losses or depreciation may result in a shareholder receiving no dividends for the period during which it held its shares of the Class and cause such a shareholder to receive upon redemption a price per share lower than the shareholder's original cost.

                                     TAXES

  The Portfolio's policy is to distribute to its shareholders at least 90% of its investment company taxable income for each year and consistent therewith to meet the distribution requirements of Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio also intends to meet the distribution requirements imposed by the Code in order to avoid the imposition of a 4% excise tax. The Portfolio intends to distribute at least 98% of its net investment income for the calendar year and at least 98% of its net realized capital gains, if any, for the period ending on October 31. The Portfolio also intends to meet the other requirements of Subchapter M, including the requirements with respect to diversification of assets and sources of income so that the Portfolio will pay no taxes on net investment income and net realized capital gains paid to shareholders.

  Dividends paid by the Portfolio are subject to taxation as of the date of payment, whether received by shareholders in cash or in additional shares of the Portfolio. The Code provides an exception to this general rule: if the Portfolio declares a dividend in October, November or December to shareholders of record in such months and pays the dividend before February 1 of the next year, a shareholder will be treated for tax purposes as having received the dividend in the year in which it is declared rather than in January when it is paid. It is anticipated that no portion of distributions will be eligible for the dividends received deduction for corporations. Dividends paid by the Portfolio from its net investment income and short-term capital gains are taxable to shareholders at ordinary income tax rates.

  For purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, the Portfolio will be treated as a separate corporation. Therefore, one portfolio of the Fund may not offset its gains against the other portfolio's losses and each portfolio must specifically comply with all the provisions of the Code.

  Distributions and transactions referred to in the preceding paragraphs may be subject to state, local or foreign taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their own tax advisors concerning the application of state, local or foreign taxes.

  Foreign persons who file a United States tax return after December 31, 1996 for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the Internal Revenue Service ("IRS") for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or AIFS.


                                NET ASSET VALUE

  The net asset value per share of the Portfolio is determined daily as of 4:00 p.m. Eastern Time on each business day of the Portfolio. Net asset value per share is determined by dividing the value of the Portfolio's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the number of shares outstanding of the Portfolio and rounding the resulting per share net asset value to the nearest one cent.

  The securities of the Portfolio are valued on the basis of amortized cost. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if the security were sold. During such periods, the daily yield on shares of the Portfolio, computed as described in "Purchases and Redemptions--Performance Information" in the Statement of Additional Information, may differ somewhat from an identical computation made by an investment company with identical investments utilizing available indications as to market value to value its portfolio securities.

                               YIELD INFORMATION

  Yield information for the Class can be obtained by calling FMC at (800) 877-7748. Yields will fluctuate from time to time and are not necessarily indicative of future results. Accordingly, the yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of the

Portfolio's investments, the Portfolio's maturity and the operating expense ratio of the Class. A SHAREHOLDER'S INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR BY ANY INSTITUTION. These factors should be carefully considered by the investor before making an investment in the Portfolio.

  For the seven-day period ended August 31, 1996, the current yield and the effective yield of the Class (which assumes the reinvestment of dividends for a 365-day year and a return for the entire year equal to the annualized current yield for the period) were 5.04% and 5.17%, respectively. These yields are quoted for illustration purposes only. The yields for any other seven-day period may be substantially different from the yields quoted above.

  To assist banks and other institutions performing their own sub-accounting, same day information as to the daily dividend per share for the Class to eight decimal places and current yield normally will be available by 5:00 p.m. Eastern Time.

  From time to time and in its discretion, AIM or its affiliates may waive all or a portion of its advisory fees and/or assume certain expenses of the Portfolio. Such a practice will have the effect of increasing the Portfolio's yield and total return.

                            REPORTS TO SHAREHOLDERS

  The Fund furnishes shareholders with semi-annual reports containing information about the Portfolio and its operations, including a list of the investments held in the Portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors. A copy of a current list of the investments held in the Portfolio will be sent to shareholders upon request.

  Each shareholder will be provided with a written confirmation for each transaction. Institutions establishing sub-accounts will receive a written confirmation for each transaction in a sub-account. Duplicate confirmations may be transmitted to the beneficial owner of the sub-account if requested by the institution. The institution will receive a monthly statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including agreements with the Portfolio's investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers and to AIM, subject always to the objective and policies of the Portfolio and to the general supervision of the Fund's Board of Directors. Certain directors and officers of the Fund are affiliated with AIM and AIM Management, a holding company engaged in the financial services business. Information concerning the Board of Directors may be found in the Statement of Additional Information.

INVESTMENT ADVISOR

  A I M Advisors, Inc., 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, acts as the Portfolio's investment advisor pursuant to a Master Investment Advisory Agreement dated as of October 18, 1993 (the "Advisory Agreement"). AIM was organized in 1976 and, together with its affiliates, manages, advises or administers 41 investment company portfolios. As of December 9, 1996, the total assets of such investment company portfolios were approximately $63.6 billion. AIM is a wholly-owned subsidiary of AIM Management.

  Pursuant to the terms of the Advisory Agreement, AIM manages the investment of the Portfolio's assets and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Portfolio. The Advisory Agreement also provides that, upon the request of the Fund's Board of Directors, AIM may perform (or arrange for the performance of) certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Advisory Agreement requires AIM to reduce its fee to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Portfolio's shares are qualified for sale.

  For the fiscal year ended August 31, 1996, AIM received fees with respect to the Portfolio which represented 0.01% of the Portfolio's average daily net assets. During such fiscal year, the expenses of the Class, including AIM's fees, amounted to 0.32% (annualized) of the Class' average daily net assets.

ADMINISTRATOR

  The Fund has entered into a Master Administrative Services Agreement dated as of October 18, 1993 with AIM (the "Administrative Services Agreement"), pursuant to which AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Fund's Board of Directors for providing specified administrative services. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to such services, as well as the services of staff responding to various shareholder inquiries.

FEE WAIVERS

  AIM or its affiliates may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee and/or assume certain expenses of the Portfolio but will retain its ability to be reimbursed for such fee or expenses prior to the end of each fiscal year. FMC may in its discretion from time to time agree to waive voluntarily its 12b-1 fee but will retain its ability to be reimbursed prior to the end of the fiscal year.

DISTRIBUTOR

  The Fund has entered into a Master Distribution Agreement dated as of October 18, 1993 (the "Distribution Agreement") with FMC, a registered broker-dealer and is a wholly-owned subsidiary of AIM, to act as the exclusive distributor of the shares of the Class. The address of FMC is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173. Certain directors and officers of the Fund are affiliated with FMC and AIM Management. The Distribution Agreement provides that FMC has the exclusive right to distribute shares of the Portfolio either directly or through other broker-dealers, and receives no fees for its services with respect to the Portfolio pursuant to the Distribution Agreement. FMC is the distributor of several other mutual funds managed or advised by AIM.

  FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of shares of the Class during a specific period of time. In some instances, these incentives may be offered only to certain dealers or Institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed .05% of the net asset value of the shares of the Class sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares of the Class or the amount received as proceeds from such sales. Sales of shares of the Class may not be used to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

DISTRIBUTION PLAN

  The Fund has adopted a Master Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may compensate FMC in connection with the distribution of the shares of the Class in an amount equal to 0.50% on an annualized basis of the average daily net assets of the Portfolio attributable to the Class. Such amounts may be expended when and if authorized by the Board of Directors of the Fund and may be used to finance such distribution-related services as expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Plan.

  Of the compensation paid to FMC under the Plan, a service fee may be paid to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class. Payments to dealers and other financial institutions in excess of 0.25% of the average daily net assets of the Portfolio attributable to the Class which are attributable to the customers of such dealers or financial institutions and payments retained by FMC would be characterized as an asset-based sales charge pursuant to the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Portfolio with respect to the Class. The Plan does not obligate the Fund to reimburse FMC for the actual expenses FMC may incur in fulfilling its obligations under the Plan on behalf of the Class. Thus, under the Plan, even if FMC's actual expenses exceed the fee payable to FMC thereunder at any given time, the Fund will not be obligated to pay more than that fee. If FMC's expenses are less than the fee it receives, FMC will retain the full amount of the fee.

  As required by Rule 12b-1 under the 1940 Act, the Plan was initially approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors") on July 19, 1993. In approving the Plan, the directors considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and the shareholders of the Class.

  The Plan requires the officers of the Fund to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors shall review these reports in connection with their decisions with respect to the Plan.

  The Plan may be terminated by a vote of a majority of the Qualified Directors, or by a vote of a majority of the holders of the outstanding voting securities of the Class. Any change in the Plan that would increase materially the distribution expenses paid by the Class requires shareholder approval; otherwise the Plan may be amended by the Board of Directors, including a majority of the Qualified Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

EXPENSES

  Expenses of the Fund which are not directly attributable to the operations of either of the Portfolios are prorated among all classes of both Portfolios of the Fund. Expenses of the Fund except those listed in the next sentence are prorated among all classes of such Portfolios. Distribution and service fees, transfer agency fees and shareholder recordkeeping fees which are directly attributable to a specific class of shares are charged against the income available for distribution as dividends to the holders of such shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE

  AIM is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Portfolio are usually principal transactions, the Portfolio incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Portfolio may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

  AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by AIM to be beneficial to the Portfolio's investment program. Certain research services furnished by dealers may be useful to AIM with respect to clients other than the Portfolio. Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Portfolio.

                              GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

  The Fund was incorporated in Maryland on May 3, 1993. Shares of common stock of the Fund are divided into nine classes, of which four represent interests in the Portfolio and the remaining five represent interests in the Prime Portfolio. Each class of shares has a par value of $.001 per share. The other classes of the Fund may have different sales charges and other expenses which may affect performance. An investor may obtain information concerning the Fund's other classes by contacting FMC.

  All shares of the Fund have equal rights with respect to voting, except that the holders of shares of a particular portfolio or class will have the exclusive right to vote on matters pertaining solely to that portfolio or class. For example, holders of shares of a particular portfolio will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such portfolio. In addition, holders of shares of a particular class will have the exclusive right to vote on any matter, such as distribution arrangements, which relates solely to such class. The holders of shares of each portfolio have distinctive rights with respect to dividends and redemption which are more fully described in this Prospectus. In the event of liquidation or termination of the Fund, holders of shares of each portfolio will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective portfolio to which such shares relate, less (b) the liabilities of the Fund attributable to or allocated to the respective portfolio based on the respective liquidation value of each portfolio. Fractional shares of each portfolio have the same rights as full shares to the extent of their proportionate interest.

  The Fund will not normally hold annual shareholders' meetings. Shareholders may remove directors from office by votes cast at a meeting of shareholders or by written consent, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Fund's outstanding shares. As of December 1, 1996, Mellon Bank was the owner of record of 98.14% of the outstanding shares of the Class. As long as Mellon Bank owns over 25% of such shares, it may be presumed to be in "control" of the Private Investment Class of the Liquid Assets Portfolio, as defined in the 1940 Act.

  There are no preemptive or conversion rights applicable to any of the Fund's shares. The Fund's shares, when issued, will be fully paid and non-assessable. The Board of Directors may create additional portfolios and classes of the Fund without shareholder approval.

TRANSFER AGENT AND CUSTODIAN

  The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286 acts as custodian for the portfolio securities and cash of the Portfolio. A I M Institutional Fund Services, Inc., 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, acts as transfer agent for shares of the Class.

LEGAL COUNSEL

  The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the Fund and has passed upon the legality of the shares of the Fund.

SHAREHOLDER INQUIRIES

  Shareholder inquiries concerning the status of an account should be directed to the Fund at 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, or may be made by calling (800) 877-7748.

OTHER INFORMATION

  This Prospectus sets forth basic information that investors should know about the Fund and the Portfolio prior to investing. A Statement of Additional Information has been filed with the SEC. Copies of the Statement of Additional Information are available upon request and without charge by writing or calling the Fund or FMC. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

-------------------------------------    ---------------------------------------
-------------------------------------    ---------------------------------------

SHORT-TERM INVESTMENTS CO.
11 Greenway Plaza, Suite 1919                           PROSPECTUS
Houston, Texas 77046-1173
(800) 877-7748                                      December 30, 1996

INVESTMENT ADVISOR                                      SHORT-TERM
A I M ADVISORS, INC.                                 INVESTMENTS CO.
11 Greenway Plaza, Suite 1919
Houston, Texas 77046-1173                             ------------
(713) 626-1919
                                                 LIQUID ASSETS PORTFOLIO
DISTRIBUTOR
FUND MANAGEMENT COMPANY                               ------------
11 Greenway Plaza, Suite 1919
Houston, Texas 77046-1173                        PRIVATE INVESTMENT CLASS
(800) 877-7748
                                                    TABLE OF CONTENTS
AUDITORS
KPMG PEAT MARWICK LLP
NationsBank Building
700 Louisiana                                                               PAGE
Houston, Texas 77002                                                        ----
CUSTODIAN                                Summary...........................   2
THE BANK OF NEW YORK
90 Washington Street                     Table of Fees and Expenses........   4
11th Floor
New York, New York 10286                 Financial Highlights..............   5

TRANSFER AGENT                           Suitability For Investors.........   5
A I M INSTITUTIONAL FUND SERVICES, INC.
11 Greenway Plaza, Suite 1919            Investment Program................   5
Houston, Texas 77046-1173
                                         Purchase of Shares................   9

                                         Redemption of Shares..............  10

  NO PERSON HAS BEEN AUTHORIZED TO GIVE  Dividends.........................  11
ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS    Taxes.............................  12
PROSPECTUS IN CONNECTION WITH THE
OFFERING MADE BY THIS PROSPECTUS, AND    Net Asset Value...................  12
IF GIVEN OR MADE, SUCH INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED       Yield Information.................  12
UPON AS HAVING BEEN AUTHORIZED BY THE
FUND OR THE DISTRIBUTOR. THIS            Reports to Shareholders...........  13
PROSPECTUS DOES NOT CONSTITUTE AN
OFFER IN ANY JURISDICTION TO ANY         Management of the Fund............  13
PERSON TO WHOM SUCH OFFERING MAY NOT
LAWFULLY BE MADE.                        General Information...............  16

-------------------------------------    ---------------------------------------
-------------------------------------    ---------------------------------------